                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14a INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]
Check the appropriate box:

[x]  Preliminary Proxy Statement

[_]  Confidential, for use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         MERCANTILE MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

------------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                              [PRELIMINARY COPY]

                         MERCANTILE MUTUAL FUNDS, INC.

                               _________________


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     OF THE INTERNATIONAL EQUITY PORTFOLIO

                               _________________


                                                              September __, 2000


To the Shareholders of the
International Equity Portfolio of
     Mercantile Mutual Funds, Inc.

      A Special Meeting of Shareholders of the International Equity Portfolio (the "Portfolio") of Mercantile Mutual Funds, Inc. (the "Fund") will be held on October 13, 2000, at 10:00 a.m. Eastern Time, at the offices of the Fund's legal counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103, for the purpose of considering and voting upon:

               (1) A proposal to approve a new sub-advisory agreement between Firstar Investment Research & Management Company, LLC and Clay Finlay Inc. with respect to the Portfolio; and

               (2) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors recommends that you vote in favor of the proposal.

      The proposal referred to above is discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record of the Portfolio at the close of business on August 28, 2000 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.

                                                       W. BRUCE McCONNEL
                                                       Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND'S INTERNATIONAL EQUITY PORTFOLIO SCHEDULED FOR OCTOBER 13, 2000, WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                              [PRELIMINARY COPY]

                         MERCANTILE MUTUAL FUNDS, INC.
                           615 East Michigan Street
                          Milwaukee, Wisconsin 53202

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mercantile Mutual Funds, Inc. (the "Fund") for use at a Special Meeting of Shareholders of the Fund's International Equity Portfolio (the "Portfolio") to be held at the offices of the Fund's legal counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103, on October 13, 2000, at 10:00 a.m. Eastern Time (such meeting and any adjournments thereof referred to as the "Meeting").

     It is expected that the solicitation of proxies will be primarily by mail. In connection with the solicitation, the Fund's service contractors have retained Automatic Data Processing to assist in the solicitation of proxies by mail and to tabulate votes returned at a cost of approximately $7,000. The Fund's officers and service contractors may also solicit proxies by telephone, facsimile or personal interview. Clay Finlay Inc. ("CF Inc."), the proposed sub-adviser for the Portfolio as discussed in this Proxy Statement, or its parent, Old Mutual plc, will bear all proxy solicitation costs.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about September __, 2000.

     A proxy is enclosed with respect to the shares you own in the Portfolio. If the proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

                                 INTRODUCTION

     Firstar Investment Research & Management Company, LLC ("FIRMCO"), as successor to Mississippi Valley Advisors Inc. ("MVA"), serves as investment adviser to the Portfolio. MVA and CF Inc. entered into a sub-advisory agreement dated as of August 29, 1996 (the "1996 Agreement") whereby CF Inc. agreed to provide sub-advisory services to the Portfolio. CF Inc. currently is a wholly-owned subsidiary of United Asset Management Corporation ("UAM").

     On June 16, 2000, Old Mutual plc ("Old Mutual"), an English public limited company, OM Acquisition Corp. ("OMAC"), a Delaware corporation and a wholly-owned subsidiary of Old Mutual, and UAM entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Old Mutual agreed to acquire UAM for $25 per share in cash through a tender offer and merger (the "Old Mutual Transaction"). The total cost of the acquisition of UAM is valued at $1.46 billion. UAM has net debt of $769 million which will be assumed or refinanced in the transaction.

     The price to be paid in the Old Mutual Transaction is subject to downward adjustment in certain circumstances, including a decline in UAM's revenues from assets under management, excluding the effects of market movements, below a specified level prior to the consummation of the offer. The Old Mutual Transaction is subject to a number of conditions, including (but not limited to): (i) acceptances by holders of a majority of UAM's outstanding shares; (ii) the absence of any legal restraint or prohibition preventing the transaction;
(iii) expiration of any waiting period required by antitrust laws; and (iv) completion of the tender offer. The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions, following completion of the tender offer, OMAC will be merged with and into UAM and each UAM share outstanding (other than certain dissenting shareholders) will be converted into the right to receive the tender offer price, as adjusted, or any greater amount per share paid pursuant to the tender offer. Each of the foregoing conditions may be waived in whole or in part in connection with the consummation of the Old Mutual Transaction.

     As a result of the Old Mutual Transaction, CF Inc. will become an indirect subsidiary of Old Mutual. The Old Mutual Transaction will constitute an assignment of, and automatically terminate, the 1996 Agreement under the Investment Company Act of 1940, as amended (the "1940 Act"). The Old Mutual Transaction is expected to close in the fourth quarter of 2000. Pursuant to the terms of the Merger Agreement, however, Old Mutual may be required to purchase all UAM shares that have been tendered at some time prior to the consummation of the Old Mutual Transaction. If a majority of UAM shares have been tendered by the date on which Old Mutual is required to purchase such shares and certain other conditions have been satisfied, then Old Mutual will acquire a controlling interest in UAM as a result of which CF Inc. will become an indirect subsidiary of Old Mutual, and the 1996 Agreement will terminate, at that time.

     At a regular meeting of the Board of Directors of the Fund held on July 11, 2000 (the "July 11, 2000 Meeting"), FIRMCO recommended that CF Inc. be reappointed as sub-adviser to the Portfolio. At that meeting, a new sub-advisory agreement (the "New Agreement") for the

Portfolio between FIRMCO and CF Inc. was approved by a majority of the members of the Board of Directors, as well as by a majority of those members of the Board of Directors who were not "interested persons" (as that term is defined in the 1940 Act) of FIRMCO or CF Inc.

     When it became apparent that Old Mutual might acquire a controlling interest in UAM before shareholders of the Portfolio had approved the New Agreement, a special meeting of the Board of Directors of the Fund was held on August 2, 2000 (the "August 2, 2000 Meeting"). At that meeting, an interim sub-advisory agreement (the "Interim Agreement") between FIRMCO and CF Inc. was approved by the Board of Directors pursuant to Rule 15a-4 under the 1940 Act. Under Rule 15a-4, an adviser (or sub-adviser) can serve pursuant to an interim advisory (or sub-advisory) agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory (or sub-advisory) agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Agreement:

     (i) the compensation under the interim contract may be no greater than under the previous contract;

     (ii) the fund's board of directors, including a majority of the independent directors, has voted in person to approve the interim contract before the previous contract is terminated;

     (iii) the fund's board of directors, including a majority of the independent directors, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

     (iv) the interim contract provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the adviser (or sub-adviser);

     (v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund's board; and

     (vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

     At the August 2, 2000 Meeting, the Board of Directors of the Fund also reapproved the New Agreement, after taking into consideration the Interim Agreement. This action was taken by a majority of the members of the Fund's Board of Directors, including a majority of those members of the Board of Directors who were not "interested persons" (as that term is defined in the 1940
Act) of FIRMCO and CF Inc. The Interim Agreement will become effective only if Old Mutual acquires a controlling interest in UAM prior to shareholders of the Portfolio approving the New Agreement.

     If the Interim Agreement does become effective, the sub-advisory fees earned by CF Inc. during the interim period will be held in an interest-bearing escrow account at the Fund's custodian, Firstar Bank, N.A., as successor to Mercantile Trust Company National Association. Any fees that are paid to the escrow account, including interest earned, will be paid to CF Inc. if the Portfolio's shareholders approve the New Agreement within 150 days of the date of the Interim Agreement. If shareholders of the Portfolio do not approve the New Agreement within 150 days of the date of the Interim Agreement, then CF Inc. will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

     The Board of Directors of the Fund is proposing that shareholders of the Portfolio approve the New Agreement to ensure that CF Inc. will continue to act as the Portfolio's sub-adviser. If the New Agreement is approved, that approval will be viewed as an implicit approval of the Interim Agreement by shareholders and CF Inc. will receive any escrowed fees plus interest.

     A copy of the New Agreement is attached to this Proxy Statement as Exhibit
A. The description of the New Agreement that follows is qualified in its entirety by Exhibit A.

                       DESCRIPTION OF THE NEW AGREEMENT

     Terms and Fees. The terms and conditions of the New Agreement with CF Inc. are substantially identical to those of the 1996 Agreement, except for the effective date and termination date.

     As investment adviser, FIRMCO has agreed, subject to the general supervision of the Fund's Board of Directors and in accordance with the Portfolio's investment objective and policies, either directly or through a sub-adviser, to manage the Portfolio's assets, and to provide investment research and to be responsible for, make decisions with respect to and place orders for all purchases and sales of portfolio securities.

     The New Agreement provides that, subject to the supervision of the Fund's Board of Directors, CF Inc. will assist FIRMCO in providing a continuous investment program for the Portfolio, including research and management with respect to all securities, investments and cash equivalents. Pursuant to the New Agreement, CF Inc.: (a) will prepare, subject to FIRMCO's approval, lists of foreign countries for investment by the Portfolio and determine from time to time what securities and other investments will be purchased, retained or sold for the Portfolio, including, with the assistance of FIRMCO, the Portfolio's investments in futures and forward currency contracts; (b) will manage in consultation with FIRMCO the Portfolio's temporary investments in securities;
(c) will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer; (d) will not purchase shares of the Portfolio for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by law and by the Fund's

Board of Directors; (e) will manage the Portfolio's overall cash position and determine from time to time what portion of the Portfolio's assets will be held in different currencies; (f) will provide FIRMCO with foreign broker research, a quarterly review of international economic and investment developments, and occasional "White Papers" on international investment issues; (g) will attend regular business and investment-related meetings with the Fund's Board of Directors and FIRMCO if requested to do so by the Fund and/or FIRMCO; and (h) will maintain books and records with respect to the Portfolio's securities transactions, furnish to FIRMCO and the Fund's Board of Directors such periodic and special reports as they may request with respect to the Portfolio, and provide in advance to FIRMCO all reports to the Board of Directors for examination and review within a reasonable time prior to the Fund's Board meetings.

     The maximum advisory fees payable by the Portfolio to FIRMCO and the maximum sub-advisory fees payable by FIRMCO to CF Inc. will not change as a result of approval of the New Agreement. The maximum annual advisory fee rate payable by the Portfolio to FIRMCO is 1.00% of the Portfolio's average daily net assets, computed daily and payable monthly. Under both the 1996 Agreement and the New Agreement, the annual sub-advisory fee rate payable by FIRMCO to CF Inc. is .75% of the first $50 million of the Portfolio's average daily net assets, plus .50% of the next $50 million of average daily net assets, plus 25% of average daily net assets in excess of $100 million, computed daily and payable monthly. The sub-advisory fees payable by FIRMCO to CF Inc. under both the 1996 Agreement and the New Agreement are the responsibility of FIRMCO and do not represent an additional charge to the Portfolio.

     The aggregate investment advisory fees (net of waivers) and sub-advisory fees (net of waivers) paid with respect to the Portfolio for the fiscal year ended November 30, 1999 were $785,618 and $526,364, respectively, and the corresponding effective rates of the advisory fees (net of waivers) and sub-advisory fees (net of waivers) paid with respect to the Portfolio for the fiscal year ended November 30, 1999 were 1.00% and .67%, respectively, of the Portfolio's average daily net assets.

     The New Agreement provides that CF Inc. will pay all expenses incurred by it in connection with its activities under the New Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio. The New Agreement also provides that CF Inc. will exercise due care and diligence and use the same skill and care in providing services under the New Agreement as it uses in providing services to other investment companies, but that CF Inc. shall not be liable for any action taken by it in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

     The New Agreement provides that CF Inc. will bear a proportionate share of any expense reimbursements made by FIRMCO under its advisory agreement with respect to the Portfolio, by waiving fees otherwise payable to it under the New Agreement, in the event that the Portfolio's aggregate expenses exceed the expense limitations of any state having jurisdiction over the Portfolio.

     Under the New Agreement, CF Inc. agrees that it will place orders for the purchase and sale of portfolio securities and will solicit broker-dealers to execute transactions in accordance with the Portfolio's policies and restrictions regarding brokerage allocations. In executing portfolio transactions and selecting brokers or dealers, CF Inc. will use its reasonable best efforts to seek the most favorable execution of orders, after taking into consideration all factors that CF Inc. deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, CF Inc. may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers that provide brokerage and research services. These brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Commissions paid to brokers or dealers providing these services may be higher than those which other qualified brokers or dealers would charge for effecting the same transactions, provided that CF Inc. determines in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either a particular transaction or CF Inc.'s overall responsibility to the Portfolio and to the Fund.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by FIRMCO and CF Inc. and does not reduce the advisory fees payable to FIRMCO by the Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which FIRMCO or CF Inc. exercises investment discretion. Conversely, the Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other investment companies or accounts.

     Investment decisions for the Portfolio and other investment accounts managed by FIRMCO and CF Inc. will be made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated in a manner believed by FIRMCO or CF Inc. to be equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned, in other cases it may be beneficial to the Portfolio. To the extent permitted by law, CF Inc. may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other investment companies or accounts in executing transactions. Portfolio securities will not be purchased from or sold to FIRMCO, CF Inc., the Fund's principal underwriter, or any affiliated person thereof, except as permitted by law.

     The New Agreement will become effective on the date of its approval by the Portfolio's shareholders, and will continue in effect until January 31, 2002. Thereafter, if not terminated, the New Agreement will continue in effect for successive twelve-month periods, provided that such continuance is approved at least annually (i) by the vote of a majority of those members of the Board of Directors who are not parties to the New Agreement or "interested persons" (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Directors or by the vote of a majority of the outstanding shares of the Portfolio.

         The New Agreement provides that it will terminate automatically in the event of its "assignment" (as that term is defined in the 1940 Act). The New Agreement also provides that it is terminable without penalty, by the Portfolio (by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the Portfolio) or by FIRMCO or CF Inc. on 60 days' written notice.

         Evaluation by the Fund's Directors. At both the July 11, 2000 Meeting and the August 2, 2000 Meeting, the New Agreement was approved by a majority of the members of the Fund's Board of Directors, including a majority of those members of the Board of Directors who are not "interested persons" (as that term is defined in the 1940 Act) of any party to the New Agreement. As previously stated, the New Agreement will become effective on the date of its approval by the Portfolio's shareholders.

         In considering whether to approve the New Agreement and to submit the New Agreement to shareholders of the Portfolio for their approval, the Board of Directors considered the following factors: (a) CF Inc.'s representations that it would provide investment advisory and other services to the Portfolio of a scope and quality at least equivalent, in the Board's judgment, to the scope and quality of services currently provided to the Portfolio; (b) the performance of the Portfolio since the commencement of operations; (c) the terms and conditions contained in the New Agreement, that are substantially identical to those in the 1996 Agreement; and (d) CF Inc.'s representation that the persons currently responsible for the investment policies of CF Inc. will be the same persons who will direct CF Inc.'s investment policies under the New Agreement. Based on the foregoing factors, each of which was considered material by the Fund's Board of Directors, the Directors concluded that approval of the New Agreement was in the best interests of the Portfolio and its shareholders.

         Ronald D. Winney, a member of the Board of Directors and Treasurer of the Fund, owns shares of Firstar Corporation, FIRMCO's ultimate parent.

         Voting Procedures. The approval of the New Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of the Portfolio (as defined by the 1940 Act), which means the lesser of (i) the holders of 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

         If the New Agreement is approved by shareholders at the Meeting, FIRMCO, which has principal offices located at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, will continue to serve as the Portfolio's adviser under its existing advisory agreement dated as of April 1, 1991 and CF Inc. will continue to serve as the Portfolio's sub-adviser under the New Agreement. If the New Agreement is not approved by the shareholders of the Portfolio, FIRMCO will consider other alternatives, including the possible recommendation of another sub-adviser.

                 THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT
                   SHAREHOLDERS VOTE "FOR" THE NEW AGREEMENT

                              VOTING INFORMATION

         Record Date. Only shareholders of record of the Portfolio at the close of business on August 28, 2000 will be entitled to vote at the Meeting. On that date, there were 240,262 shares of Class H Common Stock (Investor A
Shares), 7,403,934 shares of Class H Common Stock - Special Series 1 (Trust Shares), 1,109,532 shares of Class H Common Stock - Special Series 2 (Institutional Shares) and 48,149 shares of Class H Common Stock - Special Series 3 (Investor B Shares) of the Portfolio, outstanding and entitled to be voted at the Meeting. All shares of the Portfolio will vote in the aggregate and not by class at the Meeting.

         Quorum. A quorum is constituted with respect to the Portfolio by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the New Agreement.

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may proposed one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

         Other Shareholder Information. At the record date for the Meeting, FIRMCO and its affiliates held of record 83.37% of the outstanding shares of the Portfolio in a fiduciary or other representative capacity for the benefit of their customers. The Fund has been advised by Firstar Bank, N.A. that with respect to shares over which Firstar Bank, N.A. and its affiliates have voting authority, such shares may be voted by Firstar Bank, N.A. and/or its affiliates in their capacity as fiduciary. At the record date for the Meeting, the name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to more than 5% of the Portfolio's outstanding share classes were:


-----------------------------------------------------------------------------------------------------------------
                                                                                                    Percentage of
                                                             Class               Percentage            Portfolio
                 Name and Address                       of Shares Owned        of Class Owned        Shares Owned
-----------------------------------------------------------------------------------------------------------------
Conref & Co.
P.O. Box 387
St. Louis, MO 63166                                   Trust Shares                     43.95%              36.97%
-----------------------------------------------------------------------------------------------------------------
Roland & Company
P.O. Box 387
St. Louis, MO 63166                                   Trust Shares                     35.13%              29.55%
-----------------------------------------------------------------------------------------------------------------
Frances Dakers
200 E. 89th Street 28D
New York, NY 10128                                    Investor A Shares                14.65%               0.40%
-----------------------------------------------------------------------------------------------------------------
Muggs & Co.
P.O. Box 1787
Milwaukee, WI 53201                                   Institutional Shares             14.21%               1.79%
-----------------------------------------------------------------------------------------------------------------
Conref & Co.
P.O. Box 387
St. Louis, MO 63166                                   Institutional Shares             13.24%               1.67%
-----------------------------------------------------------------------------------------------------------------
Band & Co.
P.O. Box 1787
Milwaukee, WI 53201                                   Trust Shares                      7.40%               6.22%
-----------------------------------------------------------------------------------------------------------------
Muggs & Co.
P.O. Box 1787
Milwaukee, WI 53201                                   Trust Shares                      5.26%               4.42%
-----------------------------------------------------------------------------------------------------------------

         As of the record date, the Directors and officers of the Fund as a group, owned less than 1% of the outstanding shares of the Portfolio.

                            ADDITIONAL INFORMATION

         Firstar Funds, Inc. Reorganization. At a special meeting of the Board of Directors of the Fund held on June 6, 2000, the Board of Directors approved the reorganization of the Fund into Firstar Funds, Inc. ("Firstar Funds.") This action was ratified by the Board at the July 11, 2000 Meeting. The proposed reorganization will be submitted to a vote of the shareholders of the Fund at a meeting to be held on or about November 8, 2000. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Fund's portfolios, including the Portfolio, will be transferred to a corresponding portfolio of Firstar Funds. It is expected that CF Inc. will serve as sub-adviser to the Firstar Funds portfolio that corresponds to the Portfolio. Shareholders will receive a separate proxy statement in connection with the reorganization in the near future.

         CF Inc. CF Inc., a New York corporation with principal offices at 200 Park Avenue, New York, New York 10166, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. CF Inc. is currently a wholly-owned subsidiary of UAM, a New York Stock Exchange-listed company which is principally engaged, through affiliated firms in the United States and abroad, in providing institutional investment management services.

         As a result of the Old Mutual Transaction, CF Inc. will become an indirect subsidiary of Old Mutual. Old Mutual is a United Kingdom-based financial services group with a substantial life assurance business in South Africa and an integrated, international portfolio of activities in asset management, banking and general insurance. When the Old Mutual Transaction is completed, Old Mutual's assets under management will increase to approximately $275 billion. Old Mutual's corporate headquarters is located at Lansdowne House, 57 Berkeley Square, London, UK 5D8. As of August 15, 2000, no person owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of Old Mutual or OMAC.

         The name and principal occupation of the principal executive officers and each director of CF Inc. as of August 28, 2000 were as follows:

__________________________________________________________________________________________________________________
                            Name and
                     Position with CF Inc.                                   Principal Occupation
__________________________________________________________________________________________________________________
D. Francis Finlay                                                 Chief Executive Officer, President and
     Chief Executive Officer, President and Co-Chairman of the    Co-Chairman of CF Inc.
     Board
__________________________________________________________________________________________________________________
John P. Clay                                                      Principal and Co-Chairman of the Board of CF Inc.
     Co-Chairman of the Board
__________________________________________________________________________________________________________________
D. Arthur Barton                                                  Principal and Chief Administration Officer of CF
     Director and Chief Administration Officer                    Inc.
__________________________________________________________________________________________________________________
Gregory M Jones                                                   Principal and Senior Portfolio Manager of CF Inc.
     Director
__________________________________________________________________________________________________________________
Susan B. Kenneally                                                Principal and Senior Portfolio Manager of CF Inc.
     Director
__________________________________________________________________________________________________________________
Peter G. R. Lyon                                                  Principal of CF Inc.
     Director
__________________________________________________________________________________________________________________
Virginie Maisonneuve                                              Principal and Senior Portfolio Manager of CF Inc.
     Director
__________________________________________________________________________________________________________________
Frances R. E. Dakers                                              Principal and Senior Portfolio Manager of CF Inc.
     Director
__________________________________________________________________________________________________________________
Robert C. Schletter                                               Principal and Senior Portfolio Manager of CF Inc.
     Director
__________________________________________________________________________________________________________________

         All of the above persons may be reached c/o Clay Finlay Inc., 200 Park Avenue, New York, New York 10166.

         CF Inc. does not serve as adviser or sub-adviser to any other registered investment company that has an investment objective similar to that of the Portfolio.

         Section 15(f) of the 1940 Act provides that when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings applicable there. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory and other services). To avoid any "unfair burden" being imposed on the Fund, certain extraordinary expenses incurred by the Fund on account of the Old Mutual Transaction, such as proxy expenses, will be paid directly by either CF Inc. or Old Mutual. The second conditions is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. No interested person of CF Inc. or Old Mutual or any of their affiliates within the meaning of the 1940 Act is a director of the Fund, and no such person will serve on the Fund's Board of Directors during such period if such service would cause this condition to be violated.

         Payments to Affiliates. Firstar Bank, N.A. ("Firstar Bank"), as successor to Mercantile Trust Company National Association ("Mercantile Trust"), serves as the custodian of the Portfolio's assets. The Fund pays Firstar Bank, which is an affiliate of FIRMCO, an annual fee for its custodial services equal to .19% of the first $50 million of the Portfolio's average daily net assets,
 .175% of the next $50 million of average daily net assets, .15% of the next $150 million of average net assets, and .125% of average daily net assets in excess of $250 million, as well as certain transaction charges. For the fiscal year ended November 30, 1999, the Portfolio paid Mercantile Trust custody fees of $29,598.

         Affiliates of FIRMCO are also entitled to receive fees ("Plan Fees") under the Fund's Administrative Services Plans with respect to the Portfolio's Trust Shares and Institutional Shares and under the Fund's Distribution and Service Plans with respect to the Portfolio's Investor A Shares and Investor B Shares at the maximum annual rates of .30%, .30% .30% and 1.00% of the average daily net asset value of the respective share classes that are outstanding from time to time. These fees are for shareholder liaison, shareholder administrative support and distribution-related services. For the fiscal year ended November 30, 1999, Plan Fees paid by the Portfolio to affiliates of FIRMCO were $0 with respect to Trust Shares, $27,139 with respect to Institutional Shares, $2,656 with respect to Investor A Shares and $4,838 with respect to Investor B Shares.

         Effective January 1, 2000, Firstar Mutual Fund Services, LLC ("Firstar"), an affiliate of FIRMCO, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serve as co-administrators to the Fund. For their administrative services, Firstar and BISYS Ohio are entitled to receive a joint fee, computed daily and paid monthly, at the annual rate of .20% of the Portfolio's average daily net assets. Effective March 20, 2000, Firstar also serves as the Fund's transfer agent and dividend disbursing agent and is entitled to receive annual base fees of $10,000 each for the Portfolio's Investor A Shares and Investor B Shares and $8,000 each for the Portfolio's Trust Shares and Institutional Shares, plus certain per account fees. No payments were made by the Fund to Firstar for these administration and transfer agency services for the fiscal year ended November 30, 1999.

         It is expected that the entities named above will continue to provide the services described to the Portfolio after the Meeting.

         1996 Agreement. The 1996 Agreement was approved by the Fund's Board of Directors on August 21, 1996 and was approved by the Portfolio's shareholders at a special meeting held on October 18, 1996. The 1996 Agreement was last approved by the Fund's Board of Directors on January 18, 2000.

         Co-Administrators and Distributor. As previously noted, Firstar and BISYS Ohio serve as the Fund's co-administrators. BISYS Fund Services Limited Partnership ("BISYS Fund Services") serves as the exclusive distributor of the shares of the Fund. BISYS Ohio and BISYS

Fund Services are both subsidiaries of The BISYS Group, Inc. with principal offices located at 3435 Stelzer Road, Columbus, Ohio 43219. The principal offices of Firstar are located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

                                 OTHER MATTERS

         The Fund does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Fund at its principal office within a reasonable time before such meeting.

         No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Portfolio.

Dated:  September __, 2000

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

         THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE FUND BY WRITING TO THE FUND AT 615 E. MICHIGAN STREET, P.O. BOX 3011, MILWAUKEE, WI 53201-3011 OR BY CALLING 1-800-452-2724.

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT
                           (International Equity Fund)

                  AGREEMENT made as of __________, 2000 between Firstar Investment Research & Management Company, LLC ("FIRMCO"), a Wisconsin corporation (the "Adviser"), and Clay Finlay Inc., a New York corporation ("Sub-Adviser").

                  WHEREAS, Mercantile Mutual Funds, Inc. (the "Fund") is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

                  WHEREAS, the Adviser has been appointed investment adviser to the Fund's International Equity Portfolio (the "Portfolio");

                  WHEREAS, the Adviser previously has retained Sub-Adviser to assist it in the provision of a continuous investment program for the Portfolio and, pending approval of this Agreement by shareholders of the Portfolio, Sub-Adviser currently is providing such assistance pursuant to an Interim Sub-Advisory Agreement dated as of August 11, 2000;

                  WHEREAS, the Board of Directors of the Fund has approved this Agreement, subject to approval by the shareholders of the Portfolio, and Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

                  1. Appointment. The Adviser hereby appoints Sub-Adviser to act
                     -----------
as sub-advisor to the Portfolio as permitted by the Adviser's Advisory Agreement with the Fund pertaining to the Portfolio. Intending to be legally bound, Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

                  2. Sub-Advisory Services. Subject to the supervision of the
                     ---------------------
Fund's Board of Directors, Sub-Adviser will assist the Adviser in providing a continuous investment program for the Portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Portfolio. Sub-Adviser will provide services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Portfolio's prospectus and resolutions of the Fund's Board of Directors applicable to the Portfolio.

                  Without limiting the generality of the foregoing, Sub-Adviser further agrees that it:

                     (a) will prepare, subject to the Adviser's approval, lists of foreign countries for investment by the Portfolio and determine from time to time what securities and other investments will be purchased, retained or sold for the Portfolio, including, with the assistance of the Adviser, the Portfolio's investments in futures and forward currency contracts;

                     (b) will manage in consultation with the Adviser the
                  Portfolio's temporary investments in securities;

                     (c) will place orders pursuant to its investment
                  determinations for the Portfolio either directly with the issuer or with any broker or dealer;

                     (d) will not purchase shares of the Portfolio for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Fund's Board of Directors or by federal, state and local law;

                     (e) will manage the Portfolio's overall cash position, and determine from time to time what portion of the Portfolio's assets will be held in different currencies;

                     (f) will provide the Adviser with foreign broker research, a quarterly review of international economic and investment developments, and occasional "White Papers" on international investment issues;

                     (g) will attend regular business and investment-related
                  meetings with the Fund's Board of Directors and the Adviser if requested to do so by the Fund and/or the Adviser; and

                     (h) will maintain books and records with respect to the
                  securities transactions for the Portfolio, furnish to the Adviser and the Fund's Board of Directors such periodic and special reports as they may request with respect to the Portfolio, and provide in advance to the Adviser all reports to the Board of Directors for examination and review within a reasonable time prior to the Fund's Board meetings.

                  3. Covenants by Sub-Adviser. Sub-Adviser agrees with respect
                     ------------------------
to the services provided to the Portfolio that it:

                     (a) will conform with all Rules and Regulations of the
                  Securities and Exchange Commission;

                     (b) will telecopy trade information to the Adviser on the
                  first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser; and

                     (c) will treat confidentially and as proprietary
                  information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund).

                  4.  Services Not Exclusive. The services furnished by Sub-
                      ----------------------
Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent Sub-Adviser or any affiliated person (as defined in the 1940
Act) of Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Portfolio or (ii) limit or restrict Sub-Adviser or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Portfolio is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Portfolio under this Agreement.

                  5.  Portfolio Transactions. Investment decisions for the
                      ----------------------
Portfolio shall be made by Sub-Adviser independently from those for any other investment companies and accounts advised or managed by Sub-Adviser. The Portfolio and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Portfolio and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Adviser believes to be equitable to the Portfolio and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold by the Portfolio. To the extent permitted by law, Sub-Adviser may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

                  Sub-Adviser shall place orders for the purchase and sale of portfolio securities and will solicit broker-dealers to execute transactions in accordance with the Portfolio's policies and restrictions regarding brokerage allocations. Sub-Adviser shall place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer selected by Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Sub-Adviser or any of its affiliates exercises investment discretion. Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser's overall responsibilities to the Portfolio and to the Fund. In no instance will portfolio securities be purchased from or sold to the Adviser, Sub-Adviser, or the Portfolio's principal underwriter, or any affiliated person thereof except as permitted by the Securities and Exchange Commission.

                  6.  Books and Records. In compliance with the requirements of
                      -----------------
Rule 31a-3 under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

                  7.  Expenses. During the term of this Agreement, Sub-Adviser
                      --------
will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio.

                  8.  Compensation.
                      ------------

                      (a) For the services provided and the expenses assumed with respect to the Portfolio pursuant to this Agreement, Sub-Adviser will be entitled to a fee, computed daily and payable monthly, from Adviser, calculated at the annual rate of .75% of the first $50 million of the Portfolio's average daily net assets, plus .50% of the next $50 million of average daily net assets, plus .25% of average daily net assets in excess of $100 million.

                      (b) If the Adviser reimburses the Fund, pursuant to
Section 8(b) of the Advisory Agreement, with respect to the Portfolio, Sub-Adviser will bear its share of the amount of such reimbursement by waiving fees otherwise payable to it hereunder on a proportionate basis to be determined by comparing the aggregate fees otherwise payable to it hereunder with respect to the Portfolio to the aggregate fees otherwise payable by the Fund to the Adviser under the Advisory Agreement with respect to the Portfolio.

                  9.  Standard of Care; Limitation of Liability. Sub-Adviser
                      -----------------------------------------
shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, but shall not be liable for any action taken or omitted by Sub-Adviser in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

                  10.  Reference to Sub-Adviser. Neither the Adviser nor any
                       ------------------------
affiliate or agent of it shall make reference to or use the name of Sub-Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by Sub-Adviser to the Portfolio, which references shall not differ in substance from those included in the current registration statement pertaining to the Portfolio, this Agreement and the Advisory Agreement between the Adviser and the Fund with respect to the Portfolio, in any advertising or promotional materials without the prior approval of Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any affiliate thereof to satisfy the foregoing obligation.

                  11. Duration and Termination. This Agreement shall become
                      ------------------------
effective upon its approval by the shareholders of the Portfolio in accordance with the terms of the 1940 Act. Unless sooner terminated as provided herein, this Agreement shall continue until January 31, 2002, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Fund's Board of Directors or vote of the lesser of (a) 67% of the shares of the Portfolio represented at a meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on 60 days' notice, by the Adviser, Sub-Adviser or by the Fund's Board of Directors or by vote of the lesser of (a) 67% of the shares of the Portfolio represented at a meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                  12. Amendment of this Agreement. No provision of this
                      ---------------------------
Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Portfolio until approved by the vote of a majority of the outstanding voting securities of the Portfolio.

                  13. Notice. Any notice, advice or report to be given pursuant
                      ------
to this Agreement shall be delivered or mailed:

                      To Sub-Adviser at:
                      -----------------

                      200 Park Avenue
                      New York, NY 10166

                      To the Adviser at:
                      -----------------

                      One Firstar Plaza
                      7th and Washington Streets
                      Suite 2100
                      St. Louis, MO 63101

                      To the Fund at:
                      --------------

                      c/o W. Bruce McConnel, Esq.
                      Drinker Biddle & Reath LLP
                      One Logan Square
                      18th and Cherry Streets
                      Philadelphia, PA 19103-6996

                  14. Miscellaneous. The captions in this Agreement are included
                      -------------
for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

                  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Maryland law.

                  15. Counterparts. This Agreement may be executed in two or
                      ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                           [SIGNATURE LINES OMITTED]

                        INTERNATIONAL EQUITY PORTFOLIO
                                      OF
                         MERCANTILE MUTUAL FUNDS, INC.


         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MERCANTILE MUTUAL FUNDS, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE INTERNATIONAL EQUITY PORTFOLIO (THE "PORTFOLIO") TO BE HELD ON OCTOBER 13, 2000, AT 10:00 A.M. EASTERN TIME, AT THE OFFICES OF THE FUND'S LEGAL COUNSEL, DRINKER BIDDLE & REATH LLP, ONE LOGAN SQUARE, 18th AND CHERRY STREETS, PHILADELPHIA, PA 19103-6996.

         THE UNDERSIGNED HEREBY APPOINTS MICHELLE M. LOMBARDO, KATHRYN R. WILLIAMS AND MICHAEL E. DRESNIN, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS H COMMON STOCK REPRESENTING INTERESTS IN THE PORTFOLIO HELD OF RECORD BY THE UNDERSIGNED ON AUGUST 28, 2000, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1) Proposal to approve a new sub-advisory agreement between Firstar Investment Research & Management Company, LLC and Clay Finlay Inc. with respect to the Portfolio.

               [_]FOR              [_]Against               [_]Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, DIRECTOR OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


_________________________________         _________________________________
SIGNATURE                DATE             SIGNATURE (JOINT OWNERS)  (DATE)